GOLDMAN SACHS TRUST

Goldman Sachs Alternative Funds

Class A, Class C, Institutional, Investor, Class R, Class R6 and Class P Shares, of the

Goldman Sachs Absolute Return Tracker Fund

Goldman Sachs Commodity Strategy Fund

Goldman Sachs Managed Futures Strategy Fund

(each, a “Fund” and, collectively, the “Funds”)

Supplement dated June 22, 2026 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated April 30, 2026, as supplemented to date

At a meeting held on June 15-17, 2026, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees of the Goldman Sachs Trust approved a change to the Funds’ fiscal year end. Effective July 1, 2026, the Funds’ fiscal year end will be changed from December 31 to November 30.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

SELSATFYESTK 06-26